Prospectus supplement dated March 22, 2019
to the following prospectus(es):
BOA ChoiceLife Survivorship II (BOA ChoiceLife Survivorship FPVUL), Next Generation Survivorship Life (BOA Next Generation Survivorship Life) dated May 1, 2009
Nationwide Life and Annuity Insurance Company Options VL dated May 1, 2002
NLIC Survivor Options Plus, NLIC Special Product, Nationwide Life and Annuity Insurance Company Survivor Options VL dated May 1, 2000
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
At a meeting held on December 13, 2018, the Board of Trustees of Neuberger Berman Advisors Management Trust approved a Plan of Reorganization and Dissolution (the "Plan") under which the Large Cap Value Portfolio (the "Merging Fund") will transfer all of its assets to the Sustainable Equity Portfolio (the "Surviving Fund"). The merger will be effective on or about April 30, 2019 (the "Effective Date").
As a result of the merger, effective on or about April 26, 2019, the following changes apply to the contract/policy:
•	the Merging Fund will no longer be available to receive transfers or new purchase payments;
•	the Merging Fund will transfer all of its assets to the Surviving Fund in exchange for shares of the Surviving Fund; and
•	the Surviving Fund will assume all liabilities of the Merging Fund.
All references in the prospectus to the Merging Fund are deleted and replaced with the Surviving Fund as of the Effective Date.
PROS-2019-107
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